Company at a Glance
Tortoise Gas and Oil Corp. invests in privately-held companies and publicly-traded master limited partnerships and their affiliates operating primarily in the upstream segment, and to a lesser extent the midstream segment, of the energy sector. We seek a high level of total return through a combination of capital appreciation and current income. We invest in equity securities of companies that we expect to pay current and growing distributions and provide capital growth through private-to-public company valuation creation and acquisitions.
Our Targeted Portfolio
Upstream investments that:
•     produce energy resources, including crude oil, natural gas, and coal from proved reserves.
•     have mature, developed, long-lived assets, with multi-year hedging strategies.
•     intend to successfully replace depleted reserves to offset natural production declines.
•     either maintain or grow cash distribution levels.
Midstream investments that:
•     transport, process, store, distribute or market natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.
•     either maintain or grow cash distribution levels.
A Tortoise Gas and Oil Investment Versus a Direct Investment in MLPs
Tortoise Gas and Oil provides its stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Gas and Oil is structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits.
Additional features of Tortoise Gas and Oil include:
•     One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;
•     A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf; and
•     Access to direct placements and other investments not available through the public markets.

April 25, 2008
Dear Fellow Stockholders,
We would like to update you on our initial public offering process, inform you of recent developments and share with you our market overview and investment outlook. It has been nearly a year since the completion of our private stock offering. Our original expectations were that we would be fully invested by now, have filed our IPO registration statement, and be preparing to launch as a publicly traded closed-end investment company on the NYSE.
We have made substantial progress toward our goal of completing an IPO. The fund is now fully invested, including the proceeds of leverage, and the portfolio composition and yield meet its original targets. In addition, our Advisor hired two new investment professionals, including a petroleum engineer / geologist with over 25 years of experience, to assist with Tortoise Gas and Oil. We filed the registration statement for an IPO and new underwriters were recruited to join the marketing effort.
Currently, market conditions remain weak and we doubt that the market will regain sufficient strength to enable the company to complete an IPO in the near future. We are cognizant of our stockholders’ liquidity needs. Given the lapse of time since our initial solicitation, we will re-solicit your preference regarding registration of your shares in an IPO at the appropriate time.
Market Overview
Since last summer, upstream gas and oil MLP equities have underperformed our expectations due in part, we believe, to a risk averse market focused on liquidity concerns. The Wachovia Exploration and Production Total Return Index is down nearly 30 percent from our inception to date (as measured by change in market value plus reinvestment of dividends). Although our February 29, 2008 NAV of $12.35 is below our post offering NAV of $14.03, our performance was better than the performance of the relevant index, indicating that selectivity and portfolio management remain critical to mitigating risk in the sector.
Temporary Challenges – The market experienced selling pressure stemming from a substantial equity overhang generated by direct placement deals completed in 2007. The first half of 2007 performance of the upstream sector led to a high volume of new IPO filings, creating another source of potential overhang. There was a concentration of equities among a few institutions, and in some cases, institutions were reluctant to become long-term holders of the units due to the broader market weakness. At the same time, some upstream gas and oil MLPs experienced operational cost overruns and drilling delays related to inclement weather.
Fundamental Strengths – We continue to believe that the underlying favorable fundamentals for upstream MLPs remain as outlined in our initial offering. There have been greater than 50 percent increases in crude oil and natural gas spot prices since last July. Our portfolio companies have completed acquisitions which we expect will drive future growth. These fundamental strengths were evidenced by distribution increases from our portfolio companies.
Recent Developments and Investment Outlook
We paid our second distribution of $0.23 on March 3, 2008. Subsequent to quarter end, we completed a $5 million investment in NRPC Properties, L.L.C., a private upstream company. We expect to be able to pay a distribution of $0.26 in our second quarter of 2008. Any such distribution is contingent on Board approval and continued positive performance expected from our portfolio. This distribution would represent a 6.9 percent annualized yield on the $15.00 initial offering price, and an 8.4 percent annualized yield based on the last reported NAV (as of February 29, 2008). We expect a significant portion of our distributions will be return of capital for tax purposes, although the ultimate characterization cannot be determined until after our fiscal year end.
2008 1st Quarter Report     1

We continue to evaluate private investments similar to NRPC Properties, where we see the greatest upside potential. We view this strategy as the best opportunity to grow NAV, and to ultimately create value above your initial investment of $15.00 per share. We continue to believe that there is a vast amount of crude oil and natural gas reserves that will migrate to exploitation and production MLPs, ultimately resulting in distribution growth. We believe your company is well-positioned as a source of long-term capital for these transactions.
Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Gas and Oil Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte
2     Tortoise Gas and Oil Corp.

Schedule of Investments (Unaudited)
	February 29, 2008
	Shares	Fair Value
Limited Partnerships and Limited
Liability Companies — 123.1%(1)
Oil and Gas Production — 96.1%(1)
BreitBurn Energy Partners L.P.(2)	740,740	$14,659,245
EV Energy Partners, L.P.	99,988	2,822,661
Encore Energy Partners LP	311,200	6,189,768
Legacy Reserves, LP	360,141	7,671,003
Legacy Reserves, LP(2)	731,707	14,787,799
Linn Energy, LLC	658,517	15,014,188
Quest Energy Partners, L.P.	306,800	4,752,332
		65,896,996
Midstream Energy Infrastructure — 27.0%(1)
Copano Energy, L.L.C.	115,407	4,206,585
MarkWest Energy Partners, L.P.	80,000	2,760,000
Quest Midstream Partners, L.P.(2)(3)	465,000	8,137,500
TC PipeLines, LP	99,760	3,408,799
		18,512,884
Total Limited Partnerships and Limited Liability Companies
(Cost $94,482,270)		84,409,880

Short-Term Investment — 0.2%(1)
Investment Company — 0.2%(1)
First American Government Obligations Fund — Class Y, 2.91%(4)
Cost ($109,867)	109,867	109,867
Total Investments (Cost $94,592,137) — 123.3%(1)		84,519,747
Liabilities in Excess of Cash and Other Assets — (23.3%)(1)		(15,967,291)
Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$68,552,456
(1)   Calculated as a percentage of net assets applicable to common stockholders.
(2)   Restricted securities have a total fair value of $37,584,544 which represents 54.8% of net assets. See Note 7 to the financial statements for further disclosure.
(3)   Private company.
(4)   Rate indicated is the 7-day effective yield as of February 29, 2008.
See accompanying Notes to Financial Statements.
2008 1st Quarter Report     3

Statement of Assets & Liabilities (Unaudited)
February 29, 2008
Assets
Investments at fair value (cost $94,592,137)	$84,519,747
Interest receivable	532
Deferred tax asset	3,900,079
Prepaid expenses	134,475
Total assets	88,554,833
Liabilities
Payable to Adviser	144,705
Deferred advisory fees	148,816
Distribution payable to common stockholders	1,276,631
Accrued expenses and other liabilities	220,221
Short-term borrowings	18,200,000
Current tax liability	12,004
Total liabilities	20,002,377
Net assets applicable to common stockholders	$68,552,456
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 5,550,571 shares issued and
outstanding (100,000,000 shares authorized)	$5,551
Additional paid-in capital	75,026,350
Accumulated net investment loss, net of income taxes	(234,950)
Undistributed realized gain, net of income taxes	387
Net unrealized loss on investments, net of income taxes	(6,244,882)
Net assets applicable to common stockholders	$68,552,456
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$12.35
See accompanying Notes to Financial Statements.
4     Tortoise Gas and Oil Corp.

Statement Of Operations (Unaudited)
Period from December 1, 2007 through February 29, 2008
Investment Income
Distributions from investments	$1,838,890
Less return of capital on distributions	(1,458,391)
Net distributions from investments	380,499
Dividends from money market mutual funds	1,035
Total Investment Income	381,534
Operating Expenses
Advisory fees	333,760
Professional fees	65,158
Directors’ fees	14,709
Administrator fees	13,316
Reports to stockholders	11,917
Fund accounting fees	6,655
Registration fees	5,165
Stock transfer agent fees	2,992
Custodian fees and expenses	1,496
Other expenses	6,947
Total Operating Expenses	462,115
Interest expense	298,372
Total Expenses	760,487
Net Investment Loss before Income Taxes	(378,953)
Deferred tax benefit	144,003
Net Investment Loss	(234,950)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	625
Deferred tax expense	(238)
Net realized gain on investments	387
Net unrealized depreciation of investments	(4,957,298)
Deferred tax benefit	1,883,773
Net unrealized depreciation of investments	(3,073,525)
Net Realized and Unrealized Loss on Investments	(3,073,138)
Net Decrease in Net Assets Applicable to Common Stockholders
Resulting from Operations	$(3,308,088)
See accompanying Notes to Financial Statements.
2008 1st Quarter Report     5

Statement of Changes in Net Assets
	Period from December 1, 2007 through February 29, 2008	Period from July 19, 2007(1) through November 30, 2007
	(Unaudited)
Operations
Net investment income (loss)	$(234,950)	$193,194
Net realized gain on investments	387	—
Net unrealized depreciation of investments	(3,073,525)	(3,171,357)
Net decrease in net assets applicable to common
stockholders resulting from operations	(3,308,088)	(2,978,163)
Distributions to Common Stockholders
Net investment income	—	(166,961)
Return of capital	(1,276,631)	(1,054,165)
Total distributions to common stockholders	(1,276,631)	(1,221,126)
Capital Stock Transactions
Proceeds from initial private offering of
5,524,256 common shares	—	82,863,840
Underwriting discounts and offering costs associated
with the issuance of common stock	—	(5,870,218)
Net increase in net assets, applicable to common
stockholders, from capital stock transactions	—	76,993,622
Total increase (decrease) in net assets applicable to
common stockholders	(4,584,719)	72,794,333
Net Assets
Beginning of period	73,137,175	342,842
End of period	$68,552,456	$73,137,175
Accumulated net investment loss net of
income taxes, at the end of period	$(234,950)	$—
(1)   Commencement of Operations.
See accompanying Notes to Financial Statements.
6     Tortoise Gas and Oil Corp.

Statement of Cash Flows (Unaudited)
Period from December 1, 2007 through February 29, 2008
Cash Flows From Operating Activities
Distributions received from investments	$1,838,890
Dividend income received	2,055
Excess distribution repaid	(255,292)
Purchases of long-term investments	(2,912,949)
Proceeds from sales of long-term investments	2,984,999
Proceeds from sales of short-term investments, net	52,026
Interest expense paid	(297,577)
Current tax expense paid	(15,151)
Operating expenses paid	(397,001)
Net cash provided by operating activities	1,000,000
Cash Flows From Financing Activities
Advances from revolving line of credit	3,600,000
Repayments on revolving line of credit	(4,600,000)
Net cash used in financing activities	(1,000,000)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
2008 1st Quarter Report     7

Statement of Cash Flows (Unaudited)
(Continued)
Period from December 1, 2007 through February 29, 2008
Reconciliation of net decrease in net assets applicable to
common stockholders resulting from operations to net
cash provided by operating activities
Net decrease in net assets applicable to common stockholders
resulting from operations	$(3,308,088)
Adjustments to reconcile net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(2,912,949)
Return of capital on distributions received	1,458,391
Proceeds from sales of long-term investments	2,984,999
Proceeds from sales of short-term investments, net	52,026
Deferred tax benefit	(2,027,538)
Net unrealized depreciation of investments	4,957,298
Net realized gains on investments	(625)
Changes in operating assets and liabilities:
Decrease in interest receivable	1,019
Increase in prepaid expenses	(76,481)
Increase in payable to Adviser	6,337
Increase in deferred advisory fees	111,837
Decrease in current tax liability	(15,151)
Decrease in accrued expenses and other liabilities	(231,075)
Total adjustments	4,308,088
Net cash provided by operating activities	$1,000,000
See accompanying Notes to Financial Statements.
8     Tortoise Gas and Oil Corp.

Financial Highlights
	Period from December 1, 2007 through February 29, 2008	Period from July 19, 2007(1) through November 30, 2007
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$13.18	$—
Initial private offering price	—	15.00
Underwriting discounts and offering costs
on initial private offering	—	(1.06)
Income (loss) from Investment Operations:
Net investment income (loss)	(0.04)	0.03
Net realized and unrealized loss on investments	(0.56)	(0.57)
Total decrease from investment operations	(0.60)	(0.54)
Less Distributions to Common Stockholders:
Net investment income	—	(0.03)
Return of capital	(0.23)	(0.19)
Total distributions to common stockholders	(0.23)	(0.22)
Net Asset Value, end of period	$12.35	$13.18
Total Investment Return(3)	(4.55)%	(10.67)%
(1)   Commencement of Operations.
(2)   Information presented relates to a share of common stock outstanding for the entire period.
(3)   Not annualized for periods less than a year. Total investment return is calculated assuming a purchase of common stock at net asset value per share at the beginning of the period, reinvestment of distributions at net asset value and a sale at net asset value per share, end of period.
2008 1st Quarter Report     9

Financial Highlights
(Continued)
	Period from December 1, 2007 through February 29, 2008	Period from July 19, 2007(1) through November 30, 2007
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$68,552	$73,137
Ratio of expenses (including current tax expense,
deferred tax benefit and deferred advisory fees)
to average net assets(4)(5)(6)	(7.29)%	(4.14)%
Ratio of expenses (excluding current tax expense and
deferred tax benefit) to average net assets(4)(6)(7)	4.38%	2.28%
Ratio of expenses (excluding current tax expense,
deferred tax benefit and deferred advisory fees)
to average net assets(4)(7)(8)	3.74%	2.15%
Ratio of net investment income (including current tax
expense, deferred tax benefit and deferred advisory
fees) to average net assets(4)(5)(6)	9.50%	7.44%
Ratio of net investment income (excluding current tax
expense and deferred tax benefit) to average
net assets(4)(6)(7)	(2.17)%	1.02%
Ratio of net investment income (excluding current tax
expense, deferred tax benefit and deferred advisory fees)
to average net assets(4)(7)(8)	(1.53)%	1.15%
Portfolio turnover rate(4)	3.41%	0.00%
Short-Term Borrowings, end of period (000’s)	$18,200	$19,200
Asset coverage, per $1,000 of principal amount of
short-term borrowings(9)	$4,767	$4,809
Asset coverage ratio of short-term borrowings(9)	477%	481%
(4)   Annualized for periods less than one full year.
(5)   For the period from December 1, 2007 through February 29, 2008, the Company accrued $2,027,538 in deferred tax benefit. For the period from July 19, 2007 through November 30, 2007 the Company accrued $27,155 in current tax expense and $1,872,541 in net deferred tax benefit.
(6)   The Company accrued $111,837 and $36,979 in deferred advisory fees for the period from December 1, 2007 through February 29, 2008 and for the period from July 19, 2007 through November 30, 2007, respectively.
(7)   The ratio excludes the impact of current and deferred income taxes.
(8)   The ratio excludes the impact of deferred advisory fees.
(9)   Represents value of total assets less all liabilities and indebtedness not represented by short-term borrowings at the end of the period divided by short-term borrowings outstanding at the end of period.
See accompanying Notes to Financial Statements.
10     Tortoise Gas and Oil Corp.

Notes to Financial Statements (Unaudited)
February 29, 2008
1. Organization
Tortoise Gas and Oil Corporation (the “Company”) was organized as a Maryland corporation on May 22, 2007, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return through capital appreciation and current income. The Company seeks to provide stockholders with an efficient vehicle to invest in a portfolio consisting of privately held companies and publicly traded limited partnerships (“LPs”) and their affiliates operating primarily in the upstream segment, and to a lesser extent the midstream segment, of the energy sector. The Company commenced operations on July 19, 2007. The Company filed its initial registration statement with the Securities and Exchange Commission on October 17, 2007 and intends to offer common stock through a public offering as soon as practicable after the effective date of the registration statement, assuming market conditions permit.
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company may invest a substantial portion of its assets in illiquid securities including securities of privately-held companies. These investments generally are subject to restrictions on resale, have no established trading market and are fair valued on a quarterly basis. Fair value is intended to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced liquidation or sale. Because of the inherent uncertainty of valuation, the fair values of such investments, which are determined in accordance with procedures approved by the Company’s Board of Directors, may differ materially from the values that would have been used had a ready market existed for the investments. The Company’s Board of Directors may consider other methods of valuing investments as appropriate and in conformity with U.S. generally accepted accounting principles.
The Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of investments:
•     The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Adviser. As part of this process, materials are prepared containing their supporting analysis;
•     The Investment Committee of the Company’s Adviser reviews the preliminary valuations, and the investment professionals of the Adviser consider and assess, as appropriate, any changes that may be required to the preliminary valuation to address any comments provided by the Investment Committee of the Adviser;
•     The Board of Directors assesses the valuations and ultimately determines the fair value of each investment in the Company’s portfolio in good faith and
2008 1st Quarter Report     11

Notes to Financial Statements (Unaudited)
(Continued)
•     An independent valuation firm engaged by the Board of Directors to provide third-party valuation consulting services to our Board of Directors performs certain limited procedures that the Board of Directors has identified and asked it to perform on a selection of these valuations as determined by the Board of Directors. For the quarter-ended February 29, 2008, the independent valuation firm provided limited procedures on one portfolio company comprising approximately 21.7% of the total restricted investments at fair value as of February 29, 2008. Upon completion of the limited procedures, the independent valuation firm concluded that the fair value of the investment subjected to the limited procedures did not appear to be unreasonable.
The types of factors that may be considered in fair value pricing of an investment include the nature and realizable value of any collateral, the portfolio company’s earnings and ability to make payments, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors.
The fair value methodology begins with determining the enterprise value of the portfolio company that issued the security being fair valued. For any one company, enterprise value may best be expressed as a range of fair values, from which a single estimate of fair value will be derived. If the portfolio company has adequate enterprise value to support the repayment of debt, the fair value of the loan or debt security will normally correspond to cost unless the portfolio company’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of debt and other preference capital, and other pertinent factors such as recent offers to purchase a company, recent transactions involving the purchase or sale of the equity securities of the company, or other liquidation events. The determined equity values will generally be discounted when holding a minority position, if there are restrictions on resale, if there are specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other comparable factors exist.
For equity and equity-related securities that are listed on a securities exchange, the Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.
The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.
Effective December 1, 2007, the Company adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances. More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs. The Company’s adoption of SFAS 157 did not have a material impact on its financial condition or results of operations. See Note 6 — Fair Value of Financial Instruments for further disclosure.
12     Tortoise Gas and Oil Corp.

Notes to Financial Statements (Unaudited)
(Continued)
D. Interest and Fee Income
Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. When investing in instruments with an original issue discount or payment-in-kind interest (in which case the Company chooses payment-in-kind in lieu of cash), the Company will accrue interest income during the life of the investment, even though the Company will not necessarily be receiving cash as the interest is accrued. Fee income will include fees, if any, for due diligence, structuring, commitment and facility fees, and fees, if any, for transaction services, consulting services and management services rendered to portfolio companies and other third parties.
Commitment and facility fees generally are recognized as income over the life of the underlying loan, whereas due diligence, structuring, transaction service, consulting and management service fees generally are recognized as income when services are rendered. For the period ended February 29, 2008, the Company received no fee income.
E. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Distributions received from the Company’s investments in limited partnerships and limited liability companies generally are comprised of ordinary income, capital gains and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information available from each company and/or industry sources. These estimates may subsequently be revised based on information received from the entities after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company.
For the period from December 1, 2007 through February 29, 2008, the Company estimated the allocation of investment income and return of capital for the distribution received from the LPs within the Statement of Operations. For this period, the Company has estimated distributions to be approximately 21 percent investment income and 79 percent return of capital.
F. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The character of distributions made during the period may differ from their ultimate characterization for federal income tax purposes. For the period ended November 30, 2007, the Company’s distributions were comprised of 14 percent net investment income and 86 percent return of capital, for book purposes. For the period ended February 29, 2008, the Company’s distributions, for book purposes, were comprised of 100 percent return of capital. For the period ended November 30, 2007, the Company’s distributions, for tax purposes, were comprised of approximately 4.3 percent qualified dividend income and 95.7 percent return of capital. The tax character of distributions paid for the period ended February 29, 2008 will be determined subsequent to November 30, 2008.
G. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the regular federal income tax rate for a corporation is 35 percent; however the Company anticipates a marginal effective tax rate of 34 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.
2008 1st Quarter Report     13

Notes to Financial Statements (Unaudited)
(Continued)
The Company invests its assets primarily in limited partnerships (“LPs”) or limited liability companies (“LLCs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner, the Company reports its allocable share of taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Future realization of deferred income tax assets ultimately depends on, among other factors, the expectation of sufficient future taxable income.
Additionally, the Company accounts for uncertain tax positions under the provisions of the Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority, and if so, the measurement of tax benefit recognized. As of February 29, 2008, no provision was deemed necessary under FIN 48. The Company’s policy is to record interest and penalties on uncertain tax positions, if any, as part of tax expense.
H. Organization Expenses and Offering Costs
The Company is responsible for paying all organizational and offering expenses. Offering costs related to the issuance of common stock is charged to additional paid-in capital when the stock is issued.
I. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Concentration of Risk
The Company’s investment objective is to provide stockholders with a high level of total return through a combination of capital appreciation and current income. Under normal circumstances, the Company invests at least 80 percent of total assets (including assets obtained through leverage) in equity securities of companies that derive a majority of their revenues from gas and oil operations in the upstream and midstream segments of the energy sector. Companies operating in the upstream segment of the energy sector include companies that produce energy resources, including crude oil, natural gas and coal from proved reserves. Companies operating in the midstream segment of the energy sector include companies in the business of transporting, processing, storing, distributing or marketing energy resources or liquids derived therefrom. The Company may invest up to 100 percent of total assets in restricted securities purchased directly from issuers. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy; it may not achieve its investment objective.
14     Tortoise Gas and Oil Corp.

Notes to Financial Statements (Unaudited)
(Continued)
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser an advisory fee consisting of the sum of a Non-Exchange Tradable Fee and an Other Investments Fee.
Managed Assets represents the total assets of the Company (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than deferred taxes, deferred advisory fees, debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred stock).
Non-Exchange Tradable Investments are those investments, held during any portion of the period:
(a)   that are not listed on an established stock exchange or an electronic equities securities market; or
(b)  as to which the Company is subject to a contractual constraint on its ability to resell such security on an established stock exchange or an electronic equities securities market or
(c)  that are “restricted securities” (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the “1933 Act”)) and none of such securities contemporaneously acquired may be sold under Rule 144(d) and for which the Company does not then have a currently exercisable contractual right to demand registration under the 1933 Act for a possible resale.
The Non-Exchange Tradable Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the fair value of all Non-Exchange Tradable Investments and the denominator of which is total investments and (ii) 0.50 percent on a quarterly basis (to provide an annualized fee of 2 percent). The Other Investments Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the fair value of all Other Investments and the denominator of which is total investments and (ii) 0.25 percent on a quarterly basis (to provide an annualized fee of 1 percent).
The advisory fee is calculated and accrued daily and paid quarterly in arrears within five (5) days of the end of each calendar quarter; provided, however, that the cash amount paid to the Adviser in any calendar quarter shall never exceed 0.375 percent of Managed Assets (1.5 percent on an annualized basis) for that quarter. Advisory fees for any amount determined as payable to the Adviser during any calendar quarter but not actually paid may be payable to the Adviser as a part of the next payment of the advisory fee for which the limitation would permit all or a portion of the deferred payment. At termination of the agreement, the Company shall pay the Adviser all previously accrued and unpaid advisory fees without regard to the limitation on payment. As of February 29, 2008, no such amounts have been deferred pursuant to this provision.
In addition, the amounts paid to the Adviser for each of the first eight calendar quarters after commencement of operations (July 19, 2007) shall be calculated as though the Non-Exchange Tradable Fee is 0.25 percent on a quarterly basis (to provide an annualized advisory fee of 1 percent). Any amounts that exceed the annualized advisory fee of 1 percent shall be deferred and paid to the Adviser beginning with the ninth calendar quarter payment and continuing thereafter until the total amount deferred has been paid to the Adviser, subject to the limitation discussed above. As of February 29, 2008, $148,816 has been deferred pursuant to this provision.
2008 1st Quarter Report     15

Notes to Financial Statements (Unaudited)
(Continued)
The Adviser has been engaged as the Company’s administrator. The Company pays the administrator a quarterly fee equal to an annual rate of 0.06 percent of aggregate average daily Managed Assets up to and including $100,000,000, 0.04 percent of aggregate average daily Managed Assets on the next $250,000,000, and 0.03 percent on the balance of aggregate average daily Managed Assets, subject to a minimum annual fee of $45,000.
The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s fund accounting services provider. The Company pays the provider a monthly fee computed at an annual rate of $24,000 on the first $50,000,000 of the Company’s net assets, 0.0125 percent on the next $200,000,000 of net assets and 0.0075 percent on the balance of the Company’s net assets.
Computershare Trust Company, N.A. serves as the Company’s transfer agent and agent for the automatic dividend reinvestment plan. Its affiliate, Computershare Inc., serves as the Company’s dividend paying agent.
U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets.
5. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of February 29, 2008, are as follows:
Deferred tax assets:
Net unrealized loss on investments	$3,827,508
Organization costs	22,898
Net operating loss	274,210
4,124,616
Deferred tax liability:
Basis reduction of investments	224,537
Total net deferred tax asset	$3,900,079
Total income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 34 percent to net investment loss, realized gains and unrealized losses on investments before taxes for the period ended February 29, 2008:
Application of statutory income tax rate	$1,814,113
State income tax benefit, net of federal tax effect	213,425
Total	$2,027,538
For the period from December 1, 2007 to February 29, 2008, the components of income tax benefit include deferred federal and state tax benefits (net of federal effect) of $1,814,113 and $213,425 respectively.
16     Tortoise Gas and Oil Corp.

Notes to Financial Statements (Unaudited)
(Continued)
As of February 29, 2008, the aggregate cost of securities for federal income tax purposes was $94,001,250. At February 29, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $251,823, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $9,733,326 and the net unrealized depreciation was $9,481,503.
6. Fair Value of Financial Instruments
Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical investments
Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 — significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of February 29, 2008. These assets are measured on a recurring basis.
		Fair Value Measurements at Reporting Date Using
Description	Fair Value at February 29, 2008	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Observable Inputs (Level 3)
Investments	$84,519,747	$46,935,203	$29,447,044	$ 8,137,500
Fair Value Measurements Using Significant Unobservable Inputs (Level 3) Investments
Fair Value at November 30, 2007	$8,602,500
Total unrealized losses included in net decrease
in net assets applicable to common stockholders	(360,173)
Purchases, issuances, and settlements	—
Return of capital adjustments impacting cost basis of security	(104,827)
Transfers in (out) of Level 3	—
Fair Value at February 29, 2008	$8,137,500
2008 1st Quarter Report     17

Notes to Financial Statements (Unaudited)
(Continued)
7. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, fair value per unit and percent of net assets which the securities comprise at February 29, 2008.
Investment Security		Number of Units	Acquisition Date	Acquisition Cost	Fair Value Per Unit	Fair Value as Percent of Net Assets
BreitBurn Energy
Partners L.P.	Common Units	740,740	10/30/07	$19,999,980	$19.79	21.4%
Legacy Reserves, LP	Common Units	731,707	11/08/07	14,999,994	20.21	21.6
Quest Midstream
Partners, L.P.	Common Units	465,000	10/30/07	9,300,000	17.50	11.8
				$48,299,981		54.8%
8. Investment Transactions
For the period from December 1, 2007 to February 29, 2008, the Company purchased securities (at cost) and sold securities (proceeds) in the amount of $2,912,949 and $2,984,999 (excluding short-term securities), respectively.
9. Common Stock
The Company has 100,000,000 shares of capital stock authorized and 5,550,571 shares outstanding at February 29, 2008 and November 30, 2007.
10. Credit Facility
On October 31, 2007, the Company entered into a $25,000,000 secured committed credit facility maturing October 31, 2008, with U.S. Bank, N.A. The credit facility has a variable annual interest rate equal to the one-month LIBOR plus 1.50 percent and a non-usage fee equal to an annual rate of 0.25 percent of the difference between the total credit facility commitment and the average outstanding balance at the end of each day.
The average principal balance and interest rate for the period during which the credit facility was utilized during the period from December 1, 2007 through February 29, 2008 was approximately $21,000,000 and 5.55 percent, respectively. At February 29, 2008, the principal balance outstanding was $18,200,000 at an interest rate of 4.61 percent.
11. Subsequent Event
On March 3, 2008, the Company paid a distribution in the amount of $0.23 per common share, for a total of $1,276,631.
18     Tortoise Gas and Oil Corp.

Additional Information (Unaudited)
Director and Officer Compensation
The Company does not compensate any of its directors who are interested persons nor any of its officers. For the period ended February 29, 2008, the aggregate compensation paid by the Company to the independent directors was $22,000. The Company did not pay any special compensation to any of its directors or officers.
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company may trade in the public markets and other factors discussed in filings with the SEC.
Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and (ii) on the SEC’s Web site at www.sec.gov.
The Company has not yet been required to file a Form N-PX disclosing its proxy voting record. Once the Company has made its initial filing for the period ending June 30, 2008, it will be required to make such filing on an annual basis. Information regarding how the Company voted proxies will be available without charge by calling us at (913) 981-1020 or toll-free at (866) 362-9331. You will also be able to access this information on the SEC’s Web site at www.sec.gov.
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.
Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.
2008 1st Quarter Report     19

Additional Information (Unaudited)
(Continued)
Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.
We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.
20     Tortoise Gas and Oil Corp.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com
Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte
Board of Directors of
Tortoise Gas and Oil Corp.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.
Terry Matlack
Tortoise Capital Advisors, L.L.C.
Conrad S. Ciccotello
Independent
John R. Graham
Independent
Charles E. Heath
Independent

ADMINISTRATOR
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com
CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212
TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT AGENT
Computershare Trust Company, N.A.
c/o Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(888) 728-8784
(312) 588-4990
www.computershare.com
LEGAL COUNSEL
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112
INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com
This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Other Tortoise Capital Advisors’ Investment Companies

Name	Ticker/ Inception Date	Primary Target Investments	Investor Suitability	Total Assets as of 2/29/08 ($ in millions)
Tortoise Gas and Oil Corp.	Private July 2007	Privately-held and Publicly-traded U.S. Energy Infrastructure Companies	Retirement Accounts Pension Plans Taxable Accounts	$89
Tortoise Energy Infrastructure Corp.	TYG Feb. 2004	Public U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	$1,285
Tortoise Energy Capital Corp.	TYY May 2005	Public U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	$876
Tortoise North American Energy Corp.	TYN Oct. 2005	Public Canadian and U.S. Energy Infrastructure	Taxable Accounts	$189
Tortoise Capital Resources Corp.	TTO Dec. 2005 (Feb. 2007 – IPO)	Private and Micro Cap Public U.S. Energy Infrastructure Companies	Retirement Accounts Pension Plans Taxable Accounts	$156

...Steady Wins®
Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Gas and Oil Corp.
10801 Mastin Blvd., Suite 222 • Overland Park, Kan. 66210 • (913) 981-1020 • (913) 981-1021 (fax)
www.tortoiseadvisors.com